                                    - FORM -

                             SUBSCRIPTION AGREEMENT

                        FINANCIAL PERFORMANCE CORPORATION


      Re:   Subscription Agreement for _____
            ______ Shares of Common Stock,
            par value $0.05 per share

      A. The undersigned hereby subscribes for and agrees to purchase ________ shares of Common Stock, par value $0.05 per share, (the "Shares" or the "Securities") set forth above, of Financial Performance Corporation, a corporation organized and existing under the laws of the State of New York (the "Company"). The undersigned agrees to pay the Company _____________________ Dollars ($__________) per Share for each Share purchased. The undersigned herewith tenders to the Company the entire amount of such purchase price in the aggregate amount of __________________ _______________ ($______________) Dollars, by wire transfer or by certified or official bank check made payable to the direct order of "Financial Performance Corporation."

      B. The undersigned acknowledges that the Shares are not registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state and, absent an exemption, would require registration for resale. The Units are being offered for sale in reliance upon exemptions from registration contained in the Securities Act and applicable state laws, and the Company's reliance upon such exemptions is based in part upon the undersigned's representations and warranties contained in this Subscription Agreement.

      C. In order to induce the Company to accept this Subscription Agreement, the undersigned represents and warrants to the Company and its employees, agents, attorneys and representatives, as follows:

          (1) The undersigned understands that (i) the Company makes no representation that the proceeds from the sale of Shares will be sufficient for working capital for any particular period, (ii) this Subscription Agreement may be accepted or rejected in whole or in part in the sole and absolute discretion of the Company and (iii) this Subscription Agreement, unless properly revoked before closing of a sale of the Shares to the undersigned, shall survive the undersigned's death, disability or insolvency, except that the undersigned shall have no obligations hereunder in the event that it is rejected by the Company.

          (2) The undersigned has read carefully this Subscription Agreement and, to the extent believed necessary, has discussed the representations, warranties and agreements which the undersigned makes by signing it, and the applicable limitations upon the undersigned's resale of the Securities, with counsel.

          (3) The undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of the offering of the Securities, or any recommendation or endorsement of the Securities.

          (4) The undersigned is purchasing the Securities for the undersigned's own account, with the intention of holding the Securities for investment, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Securities; and shall not make any sale, transfer or other disposition of the Securities without registration under the Securities Act and any applicable securities laws of any state, unless an exemption from registration is available under those laws.

          (5) The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and the undersigned's investment in the Securities will not exceed 10% of the undersigned's net worth or cause such overall commitment to become excessive.

          (6) The undersigned, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies, and has no need for liquidity in his or her investment in the Securities.

          (7) The undersigned is financially able to bear the economic risk of this investment, including the ability to afford holding the Securities for an indefinite period and to afford a complete loss of this investment.

          (8) The address shown under the undersigned's signature at the end of this Subscription Agreement is the undersigned's principal residence, if he or she is an individual, or its principal business address if a corporation or other entity.

          (9) The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities.

          (10) The undersigned has received and read and understands this Subscription Agreement.

          (11) The undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain additional information necessary to verify the accuracy of the information the undersigned has received from the Company, or such other information as the undersigned desired in order to evaluate the investment; and the undersigned availed itself of such opportunity to the extent considered appropriate in order to evaluate the merits and risks of the proposed investment.

          (12) The undersigned has made an independent evaluation of the merits of the investment and acknowledges the high risk nature of the investment.

          (13) The undersigned has accurately completed the Qualified Purchaser Questionnaire provided herewith and has executed such Qualified Purchaser Questionnaire and any applicable exhibits thereto.

          (14) The undersigned understands that: (i) the Company is a "reporting company" under the Securities Exchange Act of 1934, as amended; (ii) the provisions of Rule 144 promulgated under the Securities Act to permit resales of the Securities are not available for at least two (2) years, and there can be no assurance that the conditions necessary to permit routine sales of the Securities under Rule 144 will be satisfied; and (iii) if Rule 144 is available, routine sales made in reliance on its provisions can be made only in limited amounts and in accordance with the terms and conditions of Rule 144. The undersigned further understands that in connection with sales of Securities for which Rule 144 is not available, compliance with some other registration exemption or registration will be required.

          (15) The undersigned understands that the Company has no obligation to register the Securities under the Securities Act or the securities laws of any state, except pursuant to the terms of the registration rights, if any, granted to the undersigned pursuant to this Subscription Agreement.

The terms of such registration rights, if any, are set forth in Annex A to this Subscription Agreement, and are specifically incorporated herein by reference.

          (16) (a) The undersigned understands that the Securities have not been registered under the Securities Act, or any state securities laws in reliance on exemptions for private offerings; the Securities cannot be resold or otherwise disposed of unless they are subsequently registered under the Securities Act and applicable state securities laws or an exemption from registration is available and the certificate(s) representing the securities will bear the following legend until (i) such Securities shall have been registered under the Securities Act and properly disposed of in accordance with the related registration statement; or (ii) in the opinion of counsel satisfactory to the Company and its counsel such Securities may be sold without registration under the Securities
Act:

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE "BLUE SKY" OR SECURITIES LAWS OR ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT, AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR STATE SECURITIES LAW."

            (b) The undersigned understands that, in the absence of registration by the Company of other Company securities, the Securities will not be, and the undersigned will have no rights to require that the Securities be, registered under the Securities

Act or any state securities laws, except pursuant to the terms of the registration rights, if any, granted to the undersigned pursuant hereto;
there is currently no public market for the Securities, there is no assurance that one will develop in the future and, if a market develops, there is no assurance it will be sustained; the undersigned may have to hold the Securities indefinitely and it may not be possible for the undersigned to liquidate its investment in the Company; and the undersigned should not purchase any Units unless it can afford a complete loss of its investment and bear the burden of such loss for an indefinite period of time.

          (17) The undersigned, if an individual, is at least 21 years of age.

          (18) The undersigned understands the meaning and legal consequences of the representations, warranties and acknowledgments contained in this Subscription Agreement and in the Qualified Purchaser Questionnaire attached.

      D. The undersigned covenants to the Company as follows:

          (1) If, at any time prior to issuance of the Securities of the Company to the undersigned, any representation or warranty of the undersigned contained herein or in the Qualified Purchaser's Questionnaire shall no longer be true, the undersigned promptly shall give written notice to the Company specifying which representations and warranties are not true and the reason therefor, whereupon the undersigned's subscription may be rejected or, if accepted, such acceptance may be rescinded.

          (2) The undersigned hereby waives trial by jury in any action or proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract, fraud or otherwise) in any way arising out of or in connection with this Subscription Agreement or the undersigned's purchase of the Securities.

      E. The undersigned and the Company agree as follows:

          (1) Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, all of the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to its conflict of law principles. Any dispute which may arise out of or in connection with this Subscription Agreement shall be adjudicated before a court located in New York City and the parties hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York, and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the Securities, and the undersigned consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the Company. In the event any such action is brought, whether at law or in equity, then the prevailing party shall be paid its reasonable attorney's fees, expenses and disbursements arising out of such action.

          (2) Except as expressly provided herein, this Subscription Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder, and may be amended only by a writing executed by all of the parties hereto. This Subscription Agreement supersedes any and all prior arrangements or understandings with respect thereto, whether verbal or written. The terms and conditions of this Subscription Agreement shall inure to the benefit of and be binding upon the parties and their respective successors, heirs and assigns.

      F. The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations, warranties and acknowledgments contained in this Subscription Agreement and in the Qualified Purchaser Questionnaire, and the undersigned agrees to indemnify and hold harmless the Company and its officers, directors, affiliates, "controlling persons", agents, attorneys and representatives, from and against any and all loss, damage, expense, claim, action, suit or proceeding (including the reasonable fees and expenses of legal counsel) as incurred arising out of or in any manner whatsoever connected with a breach of any representation or warranty of the undersigned contained in this Subscription Agreement or in the Qualified Purchaser Questionnaire. The undersigned acknowledges that such damage could be substantial since (1) the Units are being offered without registration under the Securities Act in reliance upon the exemption pursuant to Section 4(2) of the Securities Act for transactions by an issuer not involving any public offering and, in various states, pursuant to exemptions from registration, (2) the availability of such exemptions is, in part, dependent upon the truthfulness and accuracy of the representations made by the undersigned herein and in its Qualified Purchaser Questionnaire and (3) the Company will rely on such representations in accepting the undersigned's subscription.

      G. The undersigned hereby acknowledges the following specific information concerning the Company and confirms the following:

(i) The undersigned has been furnished with and has had an opportunity to review copies of all Annual Reports (Form 10-KSB), Quarterly Reports (Form 10-QSB), including all exhibits thereto and other materials filed in connection therewith and filed by the Company pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, commencing with the Annual Report for the fiscal year ended September 30, 1993 and is familiar with all information and documentation disclosed therein and/or which may be reasonably inferred in and from said Reports and all exhibits thereto and other materials filed in connection therewith;

(ii) The Company's most recently filed Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, was for the Company's fiscal year ended September 30, 1995, a copy of which has heretofore been furnished to the undersigned;

(iii) The Company's most recently filed Quarterly Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-QSB was for the Company's fiscal quarter ended March 31, 1996, a copy of which has heretofore been furnished to the undersigned; and

                     ALL SUBSCRIBERS MUST COMPLETE THIS PAGE


IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this _____ day of _______________, 1995.

____________ X $__________ Per Unit Subscribed for = $___________



Manner in which Title is to be held (Please Check One):


1.    //    Individual                    6.    //    IRA

2.    //    Joint Tenants With            7.    //    Trust/Estate/Pension
            Right of Survivorship                     or Profit Sharing Plan
                                                      Date Opened:
                                                      ______________________

3.    //    Community Property            8.    //    As a Custodian for
                                                      ______________________
                                                      Under the Uniform Gift
                                                      to Minors Act of the
                                                      State of ____________

4.    //    Tenants in Common             9.    //    Married with Separate
                                                      Property

5.    //    Corporation/                  10.   //    Keogh
            Partnership

--------------------------------------------------------------------------------


         INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 8; SUBSCRIBERS WHICH
                       ARE ENTITIES MUST COMPLETE PAGE 9.



                                          _______________________________
                                          Name of Purchaser



                                          _______________________________
                                          Registered Representative
                                          (Broker)

                 EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON



________________________________________________________________________________
                   Exact Name(s) in Which Title is to be Held


________________________________________________________________________________
                                  Signature(s)
(If Joint Tenant or Tenants in Common, both persons must sign and this page must contain all information for both persons.)


________________________________________________________________________________
                             Name(s) (Please Print)


________________________________________________________________________________
                          Residence: Number and Street


________________________________________________________________________________
       City             State                 Zip Code


________________________________________________________________________________
                                Telephone Number


________________________________________________________________________________
                            Social Security Number(s)


      Accepted this ___ day of _____________, 199__, on behalf of the Company.

                                    Financial Performance Corporation


                                    By:________________________________
                                       William F. Finley, President and
                                        Chief Executive Officer

                   EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

                     (Corporation, Partnership, Trust, Etc.)



________________________________________________________________________________
Name of Entity (Please Print)


________________________________________________________________________________
Address of Principal Office of Entity


                                                BY:______________________


                                                TITLE:___________________

[seal]

Attest:______________________________
        (If Entity is a Corporation)


                                                _________________________
                                                Address


                                                _________________________
                                                Telephone Number


                                                _________________________
                                                Taxpayer Identification
                                                Number

         ACCEPTED, this ____ day of ______________, 199__, on behalf of the Company.

                                    Financial Performance Corporation


                                    By:________________________________
                                       William F. Finley, President and
                                        Chief Executive Officer

                         ANNEX A TO SUBSCRIPTION AGREEMENT
                                REGISTRATION RIGHTS


        A. REGISTRATION PROCEDURES. The Company will immediately commence to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section A, the Company will:

        (i) prepare and promptly file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective as promptly as practicable;

        (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until the earlier of such time as all such Registrable Securities have been disposed of in accordance with the intended methods of Disposition by the Selling Stockholder set forth in such registration statement or the expiration of nine (9) months after such registration statement becomes effective;

        (iii) furnish to each Selling Stockholder, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents as a Selling Stockholder may reasonably request;

        (iv) use its best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities of "blue sky" laws of such jurisdictions as a Selling Stockholder (or in an underwritten offering, the managing underwriter) shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Selling Stockholder to consummate the disposition in such jurisdictions of his Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;


        (v) furnish to the Selling Stockholder a signed counterpart, addressed to the Selling Stockholder a signed counterpart, addressed to the Selling Stockholder, of (A) an opinion of counsel for the Company, dated the effective date of such registration statement, or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement speaking both as of the effective date of the registration statement and the date of the closing under the underwriting agreement) and (B) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration statement includes an underwritten public offering, dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect of such registration statement (and the prospectus included therein), and, in the case of such accountant's letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities; and


        (vi) promptly notify the Selling Stockholder, at any time when a prospectus related thereto is required to be delivered under the Securities Act, if the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances then existing, and at the request of such Selling Stockholder prepare and furnish a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

        The Company may require the Selling Stockholder to furnish the Company such reasonable information regarding the Selling Stockholder and the distribution of his Registrable Securities as the Company may from time to time reasonably request and as shall be required by law or by the Securities and Exchange Commission in connection therewith.

        B. EXPENSES The Company will pay all "Registration Expenses" in connection with each registration of Registrable Securities requested pursuant to Section A. Registration Expenses means all expenses incident to the Company's performance of or compliance with its obligations pursuant to this Annex A and the completion of transactions relating thereto including, without limitation, all registration and filing fees, all fees and expenses of complying with securities or "blue sky" laws, all printing expenses, the fees and disbursements of the Company's independent public accountants, including the expenses of any special audits, reviews, compilations or other reports or information required by or incident to such performance and compliance, and any fees or expenses of special counsel to represent the Selling Stockholder, and
(ii) any underwriting discounts and commissions relating to the Registrable Securities being sold by the Selling Stockholder.

        C. PREPARATION: REASONABLE INVESTIGATION. In connection with the preparation and filing of such registration statement registering Registrable Securities under the Securities Act, the Company will give the Selling Stockholder and his underwriters, if any, and his counsel and accountant, the opportunity to review and comment upon such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give him such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such Selling Stockholder's counsel, the Company's counsel and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act.

       D. COMPANY'S INDEMNIFICATION. In the event of any registration of any Registrable Securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, the Selling Stockholder, and each other person, if any, who controls the Selling Stockholder within the meaning of the Securities Act against any losses, claims, damages, liabilities and expenses, joint or several, to which the Selling Stockholder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings or investigations in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or
(ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of any securities laws, and the Company will reimburse the Selling Stockholder for any legal or any other expenses reasonably incurred by him in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable to the Selling Stockholder, director, officer, participating person or controlling person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company in an instrument executed by or under the direction of the Selling Stockholder, for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Selling Stockholder and shall survive the transfer of such Registrable Securities by the Selling Stockholder.

       E. STOCKHOLDERS' INDEMNIFICATION. The Company may require as a condition to including any Registrable Securities in any registration statement filed pursuant to Section A, that the Company shall have received an undertaking satisfactory to it from the Selling Stockholder and the underwriters, if the offering is underwritten, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section D) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, the attorneys for the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, but only if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed or provided by the Selling Stockholder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, attorney or controlling person and shall survive the transfer of such Registrable Securities by the Selling Stockholder.

       F. INDEMNIFICATION MECHANISM. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in either Section D or E, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying part of its obligations under Section D or E, as is applicable, except to the extent that the indemnifying party's liabilities and obligations are increased as a result of such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof unless (i) the indemnifying party shall have failed to retain counsel for the indemnified party as aforesaid, (ii) representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other person represented by such counsel in such proceeding, or (iii) the indemnified party shall have reasonable concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party). In the circumstances described in subsection (ii) and
(iii), the Company shall pay for the reasonable legal or other expenses of no more than one separate counsel. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation, the indemnifying party shall not be liable for any settlement of any proceeding effected without the written consent of such indemnifying party, but if settled with such consent or if there shall be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment.

       G. OTHER INDEMNIFICATION. Indemnification similar to that specified in Section D and Section E (with appropriate modifications) shall be given by the Company and the Selling Stockholder with respect to any required registration or other qualification of such Registrable Securities under any federal or state law or regulation or governmental authority other than the Securities Act.

                        FINANCIAL PERFORMANCE CORPORATION
                        QUALIFIED PURCHASER QUESTIONNAIRE


PURPOSE OF THIS QUESTIONNAIRE

           The Units of Financial Performance Corporation (the "Company"), are being offered without registration under the Securities Act of 1933 (the "1933 Act"), or the securities laws of any state, in reliance on the exemption contained in Regulation D under the 1933 Act and on similar exemptions under applicable state laws. Under Regulation D and/or certain state laws, the Company is required to determine that an individual, or an individual together with such individual's "purchaser representative", or each individual equity owner of an "investing entity" meets certain suitability requirements before selling Units to such individual or entity. THE COMPANY WILL NOT SELL UNITS TO ANY INDIVIDUAL WHO HAS NOT FILLED OUT, AS THOROUGHLY AS POSSIBLE, A QUESTIONNAIRE. IN THE CASE OF AN INVESTOR THAT IS A PARTNERSHIP, TRUST OR CORPORATION, EACH EQUITY OWNER MUST COMPLETE A QUESTIONNAIRE. This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy Common Stock or any other security of the Company.

INSTRUCTIONS

           One (1) copy of this Questionnaire should be completed, signed, dated and delivered to the Company, 335 Madison Avenue, 11th Floor, New York, New York 10017, Attention: Mr. William F. Finley. Please contact Gary S. Friedman, Esq. of Kaufman Friedman Plotnicki & Grun, LLP, 300 East 42nd Street, New York, New York 10017 (Telephone No. 212-973-3320) if you have any questions with respect to the Questionnaire.

           PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is "None" or "Not Applicable", please so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

           Your answers will be kept strictly confidential at all times. However, the Company or its counsel may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of Units will not result in a violation of the registration provisions of the 1933 Act or a violation of the securities laws of any state.

1. Please provide the following personal information:

Name:__________         Age:_____

Residence Address:______________________________________________________________

(Including Zip Code)____________________________________________________________

Business Address:_______________________________________________________________

(Including Zip Code)____________________________________________________________

Telephone Nos. Res:__________________                    Business:______________

2. Please describe your present or most recent business occupation and indicate such information as the nature of your employment, the principal business of your employer, the principal activities under your management or supervision and the scope (e.g. dollar volume, industry rank, etc.) of such activities.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

3. (a) Please state whether you or any of your associates or affiliates (i) are a member or a person associated with a member of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) are an owner of stock or other securities of an NASD member (other than purchased on the open market), or (iii) has made a subordinated loan to any NASD member?

          ___            ___
          Yes            No

      (b) If you marked yes, please briefly describe the facts
below:
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

4. Applicable to individuals ONLY. Please answer the following questions concerning your financial condition:

      (a) Does your net worth* (or joint net worth with your spouse) exceed $1,000,000?

          ___            ___
          Yes            No

      (b) Did you have an individual income ** in excess of $200,000 or joint income together with your spouse in excess of $300,000 in each of the two most recent years and do you reasonably expect to reach the same income level in the current year?

          ___            ___
          Yes            No

      (c) Please describe any obligations which you currently have or which become due in the next 24 months which you do not expect to pay out of available funds.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

4A. Applicable to Corporations, Partnerships and other Entities only.

      Do your total assets exceed $5,000,000 or, alternatively, do all of your equity holders who are individuals meet the requirements of subparagraphs 4(a) or 4(b) above?

          ___            ___
          Yes            No

---------------------------------
* For purposes hereof, net worth shall be deemed to include ALL of your assets, liquid or illiquid (including such items as home, furnishings, automobile and restricted securities) MINUS any liabilities (including such items as home mortgages and other debts and liabilities).

** For purpose hereof the term "income" is not limited to "adjusted gross income" as that term is defined for Federal income tax purposes, but rather includes certain items of income which are deducted in computing adjusted gross income. For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of "income" for purposes hereof. For investors who are self-employed, "income" is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

5. Check, if appropriate:

[ ] I hereby represent and warrant that I am an "accredited investor", as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended, and have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of any prospective investment in the Units.


6. By signing this Questionnaire, I hereby confirm the following statements:

      (a) I have read and understand the Subscription Agreement and other accompanying documents of the Company.

      (b) I am aware that no market for the Units or the Common Stock comprising the Units currently exists, thereby requiring any investment to be maintained for an indefinite period of time.

      (c) I acknowledge that any delivery to me of the documents relating to the Units prior to the determination by the Company of my suitability as an investor shall not constitute an offer of Units until such determination of suitability shall be made, and I agree that I shall promptly return such documents to the Company upon request.

      (d) My answers to the foregoing questions are true and complete to the best of my information and belief and I will promptly notify the Company of any changes in the information I have provided.

      (e) I also understand and agree that, although the Company will use its best efforts to keep the information provided in answers to this Questionnaire strictly confidential, the Company and its counsel may present this Questionnaire and the information provided in answer to it to such parties as they may deem advisable if called upon to establish the availability under any Federal or state securities laws of an exemption from registration of the private placement or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Company or its affiliates is a party, or by which it or they are or may be bound.

      (f) I realize that this Questionnaire does not constitute an offer by the Company or its affiliates to sell Units but is merely a request for information.


                                          ________________________________
                                          Printed Name


                                          _______________________________
                                          Signature


                                          _______________________________
                                          Social Security Number or
                                          Taxpayer Identification Number


Date and Place Executed:


Date:______________________


Place:_____________________

                                                                      EXHIBIT __


                            FORM OF LOCK-UP AGREEMENT




Financial Performance Corporation
335 Madison Avenue
11th Floor
New York, New York 10017


(Name and Address
-----------------------
of Managing Underwriter
-----------------------

-----------------------

Ladies and Gentlemen:

      In connection with the purchase by the undersigned of units, each unit comprised of 50,000 shares of the common stock, par value $.01 per share of New Paradigm Software Corp. (the "Company"), the undersigned hereby agrees that for a period of thirteen months following the effective date of any public offering that is registered under the Securities Act of 1933, as amended (the Securities Act"), the undersigned will not, without the prior written consent of the managing underwriter of such public offering and the Company, directly or indirectly, offer to sell, sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of any debt or equity securities of the Company, securities into which the debt or equity securities of the Company may be convertible or securities convertible into or exchangeable for or evidencing any right to purchase or subscribe for any shares of such securities of the Company (collectively, the "Securities"), either pursuant to Rule 144 of the regulations under the Securities Act of 1933, as amended (the "Act"), or otherwise, whether or not beneficially owned by the undersigned, or dispose of any beneficial interest therein, except for bona fide gifts of the Securities whereby the recipients agree to be bound by the terms hereof. Any sale of the Securities must be made through the managing underwriter.

      The foregoing restrictions shall cease to apply thirteen months after the closing date of such public offering.

      In order to enable the aforesaid covenants, the undersigned hereby consents to the placing of legends and/or a stop-transfer order with the Transfer Agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned.



Dated:________________, 199__


                                          ________________________________
                                          Signature


                                          ________________________________
                                          Print Name


                                          ________________________________
                                          Print Address


                                          _______________________________
                                          Print Social Security Number
                                          or Taxpayer I.D. Number